================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 19, 2006

                                  Arkona, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                        0-24372              33-0611746
-------------------------------       -----------------     -------------------
(State or other jurisdiction of         (Commission           (IRS Employer
incorporation or organization)          File Number)        Identification No.)


 10757 South River Front Parkway, Suite 400
              South Jordan, Utah                                     84095
----------------------------------------------                 ----------------
   (Address of Principal Executive Offices)                       (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (801) 501-7100
               ---------------------------------------------------

                                      N/A
              -----------------------------------------------------
              (Former name, former address, and formal fiscal year,
                          if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)


================================================================================

Item 1.01 Entry into a Material Definitive Agreement.
-----------------------------------------------------

         The information set forth in Item 3.02 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.
--------------------------------------------------

         On December 19, 2006, Lee Boardman, Chief Financial Officer of Arkona, Inc. (the "Company"), purchased 84,745 shares of common stock of the Company for an aggregate purchase price of $50,000, or $0.59 per share.

         The common stock was issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), based upon the following: (a) the purchaser confirmed to us that he is an "accredited investor," as defined in Rule 501 of Regulation D promulgated under the Securities Act, and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the purchaser, who is our Chief Financial Officer, has access to all material information with respect to the Company; (d) the purchaser acknowledged that all securities being purchased were being purchased for investment intent and were "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) a legend was placed on the certificates representing the shares stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 9.01 Financial Statements and Exhibits
-------------------------------------------

         (d)      Exhibits

                  10.1     Stock Purchase Agreement dated December 19, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Arkona, Inc.



Dated:  December 20, 2006             By /s/ Alan Rudd
                                         ---------------------------------------
                                         Alan Rudd
                                         Chief Executive Officer




                                      -3-